SUPPLEMENT TO THE PROSPECTUS

Effective December 2, 1995, existing shares of Waddell & Reed Funds, Inc. will be reclassified as Class B shares and the Fund will begin to offer Class Y shares. Class Y shares will be offered through a Prospectus separate from the Class B Prospectus to certain institutional investors and will not be subject to a sales charge or redemption fee. Additional information about Class Y shares may be obtained by calling 913-236-2000 or by writing to Waddell & Reed, Inc. at the address on the inside back cover of the Prospectus to which this Supplement is attached.

This Supplement is to be attached to the cover page of the Prospectus of Waddell & Reed Funds, Inc. dated June 30, 1995.

This Supplement is dated October 7, 1995.

SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION

Effective December 2, 1995, existing shares of Waddell & Reed Funds, Inc. will be reclassified as Class B shares and the Fund will begin to offer Class Y shares. Class Y shares will be offered through a Prospectus separate from the Class B Prospectus to certain institutional investors and will not be subject to a sales charge or redemption fee. Class Y shares will have a different Rule 12b-1 fee and Shareholder Servicing fee. Additional information about Class Y shares may be obtained by calling 913-236-2000 or by writing to Waddell & Reed, Inc. at the address on the cover of the Statement of Additional Information to which this Supplement is attached.

This Supplement is to be attached to the cover page of the Statement of Additional Information of Waddell & Reed Funds, Inc. dated June 30, 1995.

This Supplement is dated October 7, 1995.